Exhibit 99.1

Goldman Sachs Leveraged Finance Healthcare Conference March 6, 2013
Safe Harbor / Non-GAAP Measures Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the SEC filings of VWR International's parent company, VWR Funding, Inc. During this presentation, we will be referring to certain financial measures not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including Adjusted EBITDA and Net Debt. Reconciliations of these non-GAAP financial measures to the most closely comparable GAAP presentation are contained in the Appendix to this presentation. 2
Company Overview Manuel Brocke-Benz: President and Chief Executive Officer 3
A Leader in Attractive Laboratory Supply Market Favorable growth characteristics: 2% - 5% revenue growth per year Favorable competitive structure: Leading position in key global markets Highly fragmented industry with substantial room for consolidation Customers' increasing focus on: Efficient, cost effective procurement Reduced investment Complementary services The research world is changing: Scale and global reach matter $37 Billion Global Lab Supply Industry Stable & Attractive industry characteristics with promising growth prospects Source: Trade association data and management estimates 36% 18% 18% 12% 16% 4 (CHART)
We Enable Science Net Sales by Segment * 24% 21% 3% 52% 5 A leader in the global lab supply industry providing distribution services to a highly fragmented supply chain Provide next-day delivery to most locations worldwide from 50 strategically located distribution centers Products distributed include chemicals, glassware, equipment, instruments, protective clothing and other assorted laboratory products Provide value-added services to customers including managing on-site storerooms, providing technical services and consolidating third party spending Note: Net Sales by Segment and Net Sales by Product are based on 2012 actual financial results * Asia Pacific , South American and North American sales are combined for reporting purposes VWR Overview (CHART) (CHART)
Balanced, Diversified Business and Customer Mix Product Mix Customer Mix 6 VWR sells both "Premium" and "Value for money" products VWR sells products and services to a variety of customers Consumables constitute approximately 75% or three quarters of total sales in 2012 Top 20 customers account for only ~22% of sales with no single customer representing more than 4% of net sales in 2012 Source: Product and Customer mix data is based upon 2012 consolidated net sales (CHART) (CHART)
Unparalleled Global Footprint Geographical range at MDP buyout Geographic range from acquisitions since 2007 Export territory (ex-embargoed countries) 7 Distribution Centers Approximately 8,600 employees around the World 4,100 in NA 3,400 in EU 1,000 in Asia-Pac 100 in SA
The VWR Value Proposition Supply Chain is More Important Now than Ever A leader in aggregating laboratory & production needs Global scale Focused on reducing total cost of acquisition Innovative, Flexible, Customized Solutions A leading comprehensive services provider Best demonstrated practices and standard operating procedures Customized value-added solutions Choice Structured Choice for Intelligent Rationalization Extension of customer's procurement team "Independent broker" to mitigate price over time Asset-lite operating model supports broad customer choice Bring best value and product to customer Excellence Service 8
Key Investment Highlights Greg Cowan: SVP and Chief Financial Officer 9
Net Sales ($ in millions) Adjusted EBITDA ($ in millions) Historical Financials 2006 - 2012 CAGR: 4.0% 2006 - 2012 CAGR: 9.4% Stable Growth and EBITDA expansion from 2006 - 2012 Revenue: 4.0% CAGR Adj. EBITDA: 9.4% CAGR 10 (CHART) (CHART)
Strong De-Leveraging Profile Net Debt / Adjusted EBITDA Adjusted EBITDA / Cash Interest Available Liquidity (1) Total Debt / (Adjusted EBITDA - Capex) ($ in mm) (1) Available liquidity as of Dec 31 = Cash + available SSCF revolver capacity + AR Facility availability Total: Senior: 11 (CHART) (CHART) (CHART) (CHART)
Financing Update 12 (CHART) (CHART) Interest Change (annualized)* Senior Secured Credit Facility $25.9 Senior Notes (22.5) Interest Rate Swap Expiry (14.6) Net Interest Savings $ (11.2) Fees Paid* Amend & Extend $5.7 Senior Note Refinance 30.8 Non-extended Term Loan Refinance 2.3 Total $38.8 2014 Maturity Risk Eliminated * Includes repayment of Non-extended term loans and January 2013 term loan issuance VWR Confidential
Key Takeaways 13
14 Appendix
Proven Track Record of Acquisitions Year Acquisitions Type of Acquisition 2007 Bie & Berntsen Tuck-In 2007 Omnilabo BV Tuck-In 2008 Jencons Tuck-In 2008 Spektrum New Market 2008 Omnilab AG Tuck-In 2009 X-treme Geek Tuck-In / Product Growth 2009 OneMed Lab Tuck-In 2010 Labart New Market 2010 ANZ Lab New Market 2011 AMRESCO Product Growth 2011 Alfalab Tuck-In 2011 Trenka Product Growth 2011 BioExpress Tuck-In 2011 Anachemia New Market / Product Growth 2011 LabPartner New Market 2011 PBI Tuck-In 2012 VITRUM New Market 2012 basan Product Growth/ New Market 2012 Klen New Market 2012 Sovereign New Market 2012 Lab 3 Tuck in 2012 Labonord/Switch Tuck in VWR has successfully acquired and integrated $425 million of acquisitions since MDP buy out in 2007 Existing geographic range 15
Appendix A-1 - Forward-Looking Information Statement All statements included in or made during this presentation other than statements of historical fact may constitute forward-looking statements within the meaning of the federal securities laws. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that the assumptions and expectations will prove to be correct. The following are among the factors that could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements: actions by, and our ability to maintain existing business relationships and practices with, suppliers, customers, carriers and other third parties; loss of any of our key executive officers; unexpected costs or disruptions to our business or internal controls associated with the implementation of important technology initiatives, including those relating to our enterprise resource planning and e-commerce capabilities; our ability to consummate and integrate potential acquisitions; the effect of political, economic, credit and financial market conditions, inflation and interest rates worldwide; the effect of changes in laws and regulations, including changes in accounting standards, trade, tax, price controls and other regulatory matters; increased competition from other companies in our industry and our ability to retain or increase our market shares in the principal geographical areas in which we operate; foreign currency exchange rate fluctuations; and our ability to generate sufficient funds to meet our debt obligations, capital expenditure program requirements, ongoing operating costs, acquisition financing and working capital needs. Any such forward-looking statements should be considered in light of such important factors and in conjunction with VWR Funding, Inc.'s (the "Company") SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012. A-1
Appendix A-2 This presentation contains a discussion of certain financial measures which are not in conformity with generally accepted accounting principles in the United States of America ("GAAP"), as described below. References to "Adjusted EBITDA" This presentation contains a discussion of earnings before interest, taxes, depreciation and amortization ("EBITDA"), as adjusted for certain items described below ("Adjusted EBITDA"). Adjusted EBITDA is a non- GAAP financial measure, and should not be considered as an alternative to net income or loss or any other GAAP measure of performance or liquidity. Net income or loss is the most comparable GAAP measure of our operating results presented in the Company's consolidated financial statements. The table presented on Appendix A-5 reconciles Adjusted EBITDA to net income or loss for the periods covered in this presentation. Our calculation of Adjusted EBITDA eliminates the effect of charges primarily associated with financing decisions, tax regulations and capital investments and certain other items as further described on Appendix A-5. Adjusted EBITDA is a key financial metric used by the Company's investors and management to evaluate and measure the Company's operating performance. A-2
Appendix A-3 References to "Net Debt" This presentation contains a discussion of net indebtedness ("Net Debt"). Net Debt is a non-GAAP financial measure. Total debt is the most comparable GAAP measure presented in the Company's condensed consolidated financial statements. Net Debt should not be considered as an alternative to total debt or any other GAAP measure of indebtedness or financial condition. The table presented below reconciles this non-GAAP measure to total debt. Our calculation of Net Debt reduces our total debt by the amount of cash and cash equivalents on hand as well as by our compensating cash balance. As noted in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, we account for our notional global cash pooling arrangement on a gross basis. Consequently, our total debt balance as of each period end includes aggregated bank overdraft positions for certain subsidiaries participating in our notional global cash pooling arrangement. Net Debt is an important financial metric used by the Company's creditors, investors and management to evaluate and measure the Company's financial condition. Reconciliation of Total Debt to Net Debt A-3
Appendix A-4 References to "Net Leverage" Management refers to the ratio of Net Debt to Adjusted EBITDA for the last twelve month period as its "Net Leverage" as of a point in time. A financial ratio is not itself a non-GAAP measurement but its calculation includes various non-GAAP measures discussed in Appendix A-2 and A-3. The table below depicts the calculation of Net Leverage for each of the periods referred to in this presentation. A-4
Appendix A-5 A-5 Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Reconciliations to Net Income or Loss Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) Adjusted EBITDA 2006-2012 ($ in millions) 2006 2007 2008 2009 2010 2011 2012 Net income (loss) (GAAP) $68.7 $ (74.6) $ (334.6) $ (14.1) $ 21.5 $ 57.7 $ 3.8 Income tax provision (benefit) 44.3 (51.0) (115.5) (25.5) 28.0 30.4 8.1 Interest expense, net 76.6 225.9 283.9 224.5 202.7 199.6 199.5 Depreciation and amortization 41.4 72.6 116.1 116.6 116.5 120.9 125.9 Goodwill & intangible asset impairment (1) - - 392.1 - 48.1 3.3 - Net unrealized translation loss (gain) (2) 1.3 64.0 (30.1) 26.5 (65.1) (22.7) 16.0 Non-cash equity compensation expense 3.4 11.7 3.8 3.4 3.4 2.3 0.9 (Credits) charges associated with cost reduction initiatives (1.0) 1.0 4.2 11.4 3.1 5.9 16.9 Debt refinancing fees and extinguishments - - - - - - 26.2 Other (3) - 36.8 - - - 1.5 4.2 Adjusted EBITDA (Non-GAAP) $234.7 $286.4 $319.9 $342.8 $358.2 $398.9 $401.5 (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (1) During 2008, we recognized non-cash impairment charges on our goodwill and intangible assets. During 2010 and 2011, we recognized non-cash impairment charges relating to our indefinite-lived intangible assets at our Science Education segment. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (2) Subsequent to June 29, 2007, we have a significant amount of foreign-denominated debt obligations on our U.S. dollar-denominated balance sheet. As a result, the Company's operating results and EBITDA are exposed to foreign currency translation risk. Our calculation of Adjusted EBITDA excludes the unrealized gain (loss) associated with the translation of foreign-denominated instruments. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations. (3) Other for 2007 includes transaction expenses of $36.8 million associated with the purchase of VWR by Madison Dearborn Capital Partners. Other for 2011 includes acquisition-related charges relating to the sale of inventories revalued at the date of their acquisition. Other for 2012 includes $6.2 million for charges for severence payments associated with executive departures, partially offset by a $2.0 million gain due to a reduction in the estimated fair value of contingent consideration associated with business combinations.